This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

----------------------------------------------------------------------
Bear, Stearns & Co. Inc.     TOP4-MN21S            October 31, 2001
gmahan                       SENSITIVITY               11:28AM  EST
                                                        Page 1 of 1
----------------------------------------------------------------------



----------------------------------------------------------
      SETTLE DATE: 11/8/2001 CURVE DATE: 10/31/2001
----------------------------------------------------------

--------------------------------------------------------
                   TRANCHE: A3 (AAA)
--------------------------------------------------------
                     .00% CPR.YMLO          PREPAY
                        2.32000             IM_LIB
     PRICE              4.00000             YC_USA
                         9.614             AVG. LIFE
----------------- --------------------- ----------------
   100.546287     5.591                 Yield
                  7.261                 Duration
----------------- --------------------- ----------------


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

-----------------------------------------------------------------------------
Bear, Stearns & Co. Inc.         TOP4-MN21S              October 31, 2001
gmahan                           SENSITIVITY                 11:38AM  EST
                                                              Page 1 of 1
-----------------------------------------------------------------------------


----------------------------------------------------------
      SETTLE DATE: 11/8/2001 CURVE DATE: 10/31/2001
----------------------------------------------------------

--------------------------------------------------------------------------------
                                TRANCHE: E (BBB)
--------------------------------------------------------------------------------
                      .00% CPR.YMLO          100.00% CPR.YMLO          PREPAY
                         2.32000                 2.32000               1M_LIB
      PRICE              4.00000                 4.00000               YC_USA
                                                    1%                  CALL
                          9.853                   9.696              AVG. LIFE
------------------ --------------------- ------------------------- -------------
   100.510150      6.461                 6.460                     Yield
                   7.099                 7.017                     Duration
------------------ --------------------- ------------------------- -------------

--------------------------------------------------------------------------------
                                TRANCHE: F (BBB-)
--------------------------------------------------------------------------------
                      .00% CPR.YMLO          100.00% CPR.YMLO          PREPAY
                         2.32000                 2.32000               1M_LIB
      PRICE              4.00000                 4.00000               YC_USA
                                                    1%                  CALL
                          9.853                   9.784              AVG. LIFE
------------------ --------------------- ------------------------- -------------
   100.494008      6.911                 6.910                     Yield
                   6.951                 6.917                     Duration
------------------ --------------------- ------------------------- -------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

-------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.           TOP4-MN14                October 24, 2001
gmahan                            SENSITIVITY                    9:15AM  EST
                                                                 Page 1 of 1
-------------------------------------------------------------------------------




----------------------------------------------------------
      SETTLE DATE: 11/8/2001 CURVE DATE: 10/19/2001
----------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                          TRANCHE: A5 (AAA)
------------------------------------------------------------------------------------------------------------------------------------
             .00% CPR.YMLO     .00% CPR.YMLO    .00% CPR.YMLO    .00% CPR.YMLO   .00% CPR.YMLO .00% CPR.YMLO           PREPAY
                 4.000             4.000            4.000            4.000           4.000         4.000               YC_USA
                   0                 12               12               12              12            12        BALLOON_EXTEND_MONTHS
PRICE                              5.000            10.000           15.000          20.000        25.000     BALLOON_EXTEND_PERCENT
                 9.680             9.693            9.708            9.725           9.742         9.774              AVG. LIFE
                  114               114              115              115             115           115              PRIN. START
                  117               117              118              118             118           122               PRIN. END
------------ -------------- ---------------- ---------------- ---------------- --------------- --------------- ---------------------
             5.892             5.892            5.892            5.893           5.893          5.893             Yield
100.941843   129.9             129.7            129.5            129.3           129.0          128.6             AL Spread
             7.185             7.192            7.200            7.209           7.219          7.236             Duration
------------ -------------- ---------------- ---------------- ---------------- --------------- --------------- ---------------------


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

---------------------------------------------------------------------------
Bear, Stearns & Co. Inc.          TOP4-MN14             October 24, 2001
gmahan                           SENSITIVITY                 9:15AM  EST
                                                             Page 1 of 1
---------------------------------------------------------------------------



----------------------------------------------------------
      SETTLE DATE: 11/8/2001 CURVE DATE: 10/19/2001
----------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       TRANCHE: A5 (AAA)
------------------------------------------------------------------------------------------------------------------------------------
              .00% CPR.YMLO    .00% CPR.YMLO     .00% CPR.YMLO    .00% CPR.YMLO .00% CPR.YMLO  .00% CPR.YMLO          PREPAY
                  4.000            4.000             4.000            4.000         4.000          4.000              YC_USA
                    0                24                24               24            24             24        BALLOON_EXTEND_MONTHS
 PRICE                             5.000             10.000           15.000        20.000         25.000     BALLOON_EXTEND_PERCENT
                  9.680            9.694             9.711            9.729         9.748          9.870             AVG. LIFE
                   114              115               115              115           115            116             PRIN. START
                   117              117               118              118           118            133              PRIN. END
---------- ---------------- ----------------- ---------------- ---------------- -------------- ------------- -----------------------
             5.892            5.892             5.892            5.893           5.893          5.894            Yield
100.941843   129.9            129.7             129.5            129.2           128.9          127.9            AL Spread
             7.185            7.193             7.202            7.212           7.222          7.260            Duration
---------- ---------------- ----------------- ---------------- ---------------- -------------- ------------- -----------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.              TOP4-MN14                October 24, 2001
gmahan                               SENSITIVITY                    8:56AM  EST
                                                                    Page 1 of 1
--------------------------------------------------------------------------------




----------------------------------------------------------
      SETTLE DATE: 11/8/2001 CURVE DATE: 10/19/2001
----------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                       TRANCHE: A5 (AAA)
-----------------------------------------------------------------------------------------------------------------------------------
               .00% CPR.YMLO    .00% CPR.YMLO  .00% CPR.YMLO  .00% CPR.YMLO   .00% CPR.YMLO  .00% CPR.YMLO           PREPAY
                   4.0000            4.000         4.000          4.000           4.000          4.000               YC_USA
                     0                36              36             36              36             36        BALLOON_EXTEND_MONTHS
      PRICE                          5.000        10.000         15.000          20.000         25.000       BALLOON_EXTEND_PERCENT
                   9.680             9.696         9.715          9.736           9.757          9.820              AVG. LIFE
                     114              115           115            115             116            116              PRIN. START
                     117              117           118            118             119            141               PRIN. END
-----------------------------------------------------------------------------------------------------------------------------------
               5.892            5.892          5.893         5.893           5.893          5.894             Yield
   100.941843  129.9            129.7          129.4         129.1           128.8          127.7             AL Spread
               7.185            7.193          7.204         7.215           7.227          7.287             Duration
-----------------------------------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

-------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.          TOP4-MN17                   October 29, 2001
gmahan                           SENSITIVITY                       3:21PM  EST
                                                                   Page 1 of 1
-------------------------------------------------------------------------------

----------------------------------------------------------
      SETTLE DATE: 11/8/2001 CURVE DATE: 10/26/2001
----------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                         TRANCHE: A1 (AAA)
-----------------------------------------------------------------------------------------------------------------------------------
                  .00% CPR.YMLO   50.00% CPR.YMLO   100.00% CPR.YMLO    .00% CPR     50.00% CPR     100.00% CPR       PREPAY
                       2.52000        2.52000         2.52000            2.52000      2.52000         2.52000         1M_LIB
     PRICE             4.00000        4.00000         4.00000            4.00000      4.00000         4.00000         YC_USA
                        5.700          5.687           5.587              5.700        4.077           3.394         AVG. LIFE
-----------------------------------------------------------------------------------------------------------------------------------
                5.178           5.178            5.177               5.178        5.636         5.962            Yield
  100.218799    127.4           127.5            128.9               127.4        211.3         273.8            AL Spread
                4.751           4.742            4.671               4.751        3.495         2.913            Duration

-----------------------------------------------------------------------------------------------------------------------------------
                                                         TRANCHE: A3 (AAA)
-----------------------------------------------------------------------------------------------------------------------------------
                  .00% CPR.YMLO   50.00% CPR.YMLO   100.00% CPR.YMLO    .00% CPR     50.00% CPR     100.00% CPR       PREPAY
                       2.52000        2.52000         2.52000            2.52000      2.52000         2.52000          1M_LIB
     PRICE             4.00000        4.00000         4.00000            4.00000      4.00000         4.00000          YC_USA
                       9.680           9.654           9.437               9.680       9.636           9.411         AVG. LIFE
-----------------------------------------------------------------------------------------------------------------------------------
                5.782           5.782            5.781               5.782        5.782         5.780            Yield
  100.486772    127.7           128.1             31.2               127.7        128.3         131.5            AL Spread
                7.235           7.221            7.098               7.235        7.210         7.084            Duration
-----------------------------------------------------------------------------------------------------------------------------------


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

-------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.            TOP4-MN14               October 26, 2001
gmahan                             SENSITIVITY                  12:00PM  EST
                                                                 Page 2 of 2
-------------------------------------------------------------------------------


        ----------------------------------------------------------
               SETTLE DATE: 11/8/2001 CURVE DATE: 10/19/2001
        ----------------------------------------------------------

----------------------------------------------------------------------------------------
                                   TRANCHE: A1 (AAA)
----------------------------------------------------------------------------------------
                      .00% CPR.YMLO          100.00% CPR.YMLO             PREPAY
                         4.00000                 4.00000                  YC_USA
                                                    1%                     CALL
                          3.50                     3.41                 AVG. LIFE
     PRICE                  1                       1                  PRIN. START
                       12/15/2001               12/15/2001           PRIN. START DATE
                           55                       53                  PRIN. END
                        6/15/2006               4/15/2006             PRIN. END DATE
                           55                       53               PRIN. WINDOW LEN
----------------------------------------------------------------------------------------
                  4.534                  4.533                     Yield
   100.008023     115.2                  118.6                     AL Spread
                  3.13                   3.07                      Duration
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                   TRANCHE: A2 (AAA)
----------------------------------------------------------------------------------------
                      .00% CPR.YMLO          100.00% CPR.YMLO             PREPAY
                         4.00000                 4.00000                  YC_USA
                                                    1%                     CALL
                          5.70                     5.59                 AVG. LIFE
     PRICE                  1                       1                  PRIN. START
                       12/15/2001               12/15/2001           PRIN. START DATE
                           109                     106                  PRIN. END
                       12/15/2010               9/15/2010             PRIN. END DATE
                           109                     106               PRIN. WINDOW LEN
----------------------------------------------------------------------------------------
                  5.250                  5.248                     Yield
   100.216383     125.9                  127.5                     AL Spread
                  4.74                   4.66                      Duration
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                   TRANCHE: A3 (AAA)
----------------------------------------------------------------------------------------
                      .00% CPR.YMLO          100.00% CPR.YMLO             PREPAY
                         4.00000                 4.00000                  YC_USA
                                                    1%                     CALL
                          6.67                     6.55                 AVG. LIFE
     PRICE                 55                       53                 PRIN. START
                        6/15/2006               4/15/2006            PRIN. START DATE
                           109                     106                  PRIN. END
                       12/15/2010               9/15/2010             PRIN. END DATE
                           55                       54               PRIN. WINDOW LEN
----------------------------------------------------------------------------------------
                  5.460                  5.458                     Yield
   100.515505     132.2                  133.9                     AL Spread
                  5.42                   5.34                      Duration
----------------------------------------------------------------------------------------


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

-------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.            TOP4-MN14               October 26, 2001
gmahan                             SENSITIVITY                  12:00PM  EST
                                                                 Page 2 of 2
-------------------------------------------------------------------------------

           ----------------------------------------------------------
                  SETTLE DATE: 11/8/2001 CURVE DATE: 10/19/2001
           ----------------------------------------------------------

 ----------------------------------------------------------------------------------------
                                    TRANCHE: A5 (AAA)
 ----------------------------------------------------------------------------------------
                      .00% CPR.YMLO          100.00% CPR.YMLO              PREPAY
                         4.00000                  4.00000                  YC_USA
                                                    1%                      CALL
                          9.68                     9.44                  AVG. LIFE
      PRICE                114                      111                 PRIN. START
                        5/15/2011                2/15/2011            PRIN. START DATE
                           117                      114                  PRIN. END
                        8/15/2011                5/15/2011             PRIN. END DATE
                            4                        4                PRIN. WINDOW LEN
 ---------------------------------------------------------------------------------------
                  5.892                  5.889                      Yield
   100.941843     129.9                  133.3                      AL Spread
                  7.18                   7.05                       Duration
 ----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                    TRANCHE: B (AA)
-----------------------------------------------------------------------------------------
                      .00% CPR.YMLO          100.00% CPR.YMLO             PREPAY
                         4.00000                  4.00000                  YC_USA
                                                     1%                     CALL
                           9.77                     9.57                 AVG. LIFE
     PRICE                 117                      114                 PRIN. START
                        8/15/2011                5/15/2011            PRIN. START DATE
                           117                      115                  PRIN. END
                        8/15/2011                6/15/2011             PRIN. END DATE
                            1                        2                PRIN. WINDOW LEN
-----------------------------------------------------------------------------------------
                  6.071                  6.069                      Yield
   100.535051     146.4                  149.2                      AL Spread
                  7.19                   7.08                       Duration
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                     TRANCHE: C (A)
-----------------------------------------------------------------------------------------
                      .00% CPR.YMLO          100.00% CPR.YMLO             PREPAY
                         4.00000                  4.00000                  YC_USA
                                                     1%                     CALL
                           9.84                     9.60                 AVG. LIFE
     PRICE                 117                      115                 PRIN. START
                        8/15/2011                6/15/2011            PRIN. START DATE
                           118                      115                  PRIN. END
                        9/15/2011                6/15/2011             PRIN. END DATE
                            2                        1                PRIN. WINDOW LEN
-----------------------------------------------------------------------------------------
                  6.278                  6.276                      Yield
   100.509849     166.2                  169.5                      AL Spread
                  7.16                   7.03                       Duration
-----------------------------------------------------------------------------------------



This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

-------------------------- --------------------------- ------------------------
Bear, Stearns & Co. Inc.         TOP4-MN16                  October 26, 2001
gmahan                          SENSITIVITY                      11:57AM EST
                                                                 Page 1 of 1
-------------------------- --------------------------- ------------------------


           ----------------------------------------------------------
                  SETTLE DATE: 11/8/2001 CURVE DATE: 10/25/2001
           ----------------------------------------------------------

-----------------------------------------------------------------------------------------
                                   TRANCHE: A4 (AAA)
-----------------------------------------------------------------------------------------
                      .00% CPR.YMLO           100.00% CPR.YMLO             PREPAY
                         2.52000                  2.52000                  1M_LIB
                         4.00000                  4.00000                  YC_USA
                                                     1%                     CALL
                          9.352                    9.106                 AVG. LIFE
     PRICE                 109                      106                 PRIN. START
                        12/15/2010               9/15/2010            PRIN. START DATE
                           114                      111                  PRIN. END
                        5/15/2011                2/15/2011             PRIN. END DATE
                            6                        6                PRIN. WINDOW LEN
-----------------------------------------------------------------------------------------
                  3.032                   3.032                     Yield
   100.000000     8.040                   7.856                     Duration
                  45.000                  45.000                    DM(Act/360)
-----------------------------------------------------------------------------------------


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.